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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-50137 and 333-90393) of Superconductor Technologies Inc. of our report dated February 22, 2000, except for Note 13, which is as of March 29, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ Pricewaterhousecoopers LLP
PRICEWATERHOUSECOOPERS LLP


Los Angeles, California
March 29, 2000